               SUBJECT TO COMPLETION DATED DECEMBER 6, 1996

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.
                        GOLDMAN SACHS MONEY MARKET TRUST
                             FINANCIAL SQUARE FUNDS
                  (FINANCIAL SQUARE TREASURY INSTRUMENTS FUND)
                        (FINANCIAL SQUARE FEDERAL FUND)
                              FST PREFERRED SHARES
                                4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Money Market Trust (the "Trust") is a no-load, open-end, management investment company (a "mutual fund") which includes the Financial Square Treasury Instruments and Federal Funds (the "Funds"). This Prospectus relates only to the offering of FST Preferred Shares of beneficial interest ("FST Preferred Shares") of the Funds. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Fund's investment adviser. Goldman, Sachs & Co. serves as each Fund's distributor and transfer agent.

  The Treasury Instruments and Federal Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. These Funds may invest in diversified portfolios of the following types of instruments:

  Financial Square Treasury Instruments Fund. Securities issued or guaranteed by the U.S. Treasury.

  Financial Square Federal Fund. Securities of the U.S. Government and certain of its agencies, authorities and instrumentalities, the interest income from which is generally exempt from state income taxation.

  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERN-MENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STA-BLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION...... Goldman Sachs Mutual Funds--Toll Free: 800-621-2550

This Prospectus provides you with information about the Funds that you should know before investing in FST Preferred Shares. It should be read and retained for future reference. If you would like more detailed information, the
Statement of Additional Information dated February   , 1997, as amended or
supplemented from time to time, is available upon request without charge from institutions ("Service Organizations") that hold, directly or through an agent, FST Preferred Shares for the benefit of their customers, by calling the telephone number listed above or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all Funds are available in certain states. Please call the phone number listed above to determine availability in your state.

--------------------------------------------------------------------------------

FST PREFERRED SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is February   , 1997.

                    SHAREHOLDER AND FUND EXPENSES (NOTE 1)
                         FST PREFERRED SHARES (NOTE 2)

                                              FINANCIAL SQUARE
                                                  TREASURY     FINANCIAL SQUARE
                                                INSTRUMENTS        FEDERAL
                                                    FUND             FUND
                                              ---------------- ----------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases...       None             None
 Sales Charge Imposed on Reinvested
  Distributions..............................       None             None
 Deferred Sales Load Imposed on Redemptions..       None             None
 Exchange Fee................................       None             None
ANNUAL OPERATING EXPENSES
 (as a percentage of average daily net
  assets)
 Management Fees (Note 3) (after
  adjustments)...............................       0.17%            0.17%
 Other Expenses
  Administration Fees (Note 4)...............       0.10%            0.10%
  Other Expenses (Note 3) (after expense
   limitation)...............................       0.01%            0.01%
                                                    ----             ----
TOTAL OPERATING EXPENSES (Note 3)............       0.28%            0.28%
                                                    ====             ====

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
     Financial Square Treasury Instruments Fund..................   $       $
     Financial Square Federal Fund...............................   $       $

--------
Notes:

(1) The purpose of this table is to assist investors in understanding the various costs and expenses that an investment in the Funds will bear directly or indirectly. Operating expenses for the Funds are based on estimates of expenses expected to be incurred during the fiscal year ending December 31, 1997. The table and hypothetical example should not be considered a representation of past or future expenses; actual expenses may vary depending upon a variety of factors including the actual performance of each Fund, which may be greater or less than 5%. See "Management."

(2) The information set forth in the foregoing table and example relates only to FST Preferred Shares of the Funds. The Funds also offer FST Shares, FST Administration Shares and FST Service Shares which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the cover page of this Prospectus. See "Organization and Shares of the Funds."

(3) Goldman Sachs Asset Management (the "Adviser" or "GSAM") has agreed that a portion of its fees will not be imposed, pursuant to applicable contracts. In addition, the Adviser has agreed to reduce or otherwise limit certain expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses), on an annualized basis, to 0.18% of the average daily net assets of such Fund. Had the reduction of fees otherwise payable and expense limitations not been reflected in the above table, the management fees payable by each Fund would be 0.205% of average daily net assets and the estimated amount of other expenses payable by the Treasury Instruments Fund and Federal Fund would be 0. % and 0. %, respectively, of average daily net assets. Had the reduction of fees otherwise payable and expense limitations not been reflected in the above table, the estimated annual operating expenses of the Treasury Instruments Fund and Federal Fund would be 0. % and 0. %, respectively, of average daily net assets.

(4) Service Organizations (other than broker-dealers) may charge other fees to their customers who are beneficial owners of FST Preferred Shares in connection with their customers' accounts. See "Administration." Such fees, if any, may affect the return such customers realize with respect to their investments.

                         AN INTRODUCTION TO THE FUNDS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Fund is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment ad-viser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Funds' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTOR: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value and convenient liquidation priv-ileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

  THE FUNDS: Each Fund's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Fund may invest only in securities that are de-termined to present minimal credit risk and meet certain other criteria.

    INVESTMENT OBJECTIVES AND POLICIES FOR THE FUNDS: To maximize current in-come to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Treasury Instruments and Federal Funds pursue their objectives by limiting their investments to certain U.S. Treasury Obliga-tions and U.S. Government Securities (each as defined herein), respective-ly, the interest from which is generally exempt from state income taxation. Each investor should consult his or her tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds derived from interest on such obligations are exempt from state income taxation in the investor's own state.

  NET ASSET VALUE: Each Fund seeks to maintain a stable net asset value of $1.00 per share.

  MAXIMUM REMAINING MATURITY OF FUND INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY: Not more than ninety days.

  FIRST TIER SECURITIES: The Funds may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as defined herein are considered First Tier Securities.

  UNRATED SECURITIES: Unrated securities may be purchased only if they are deemed to be of comparable quality to First Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc. Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thompson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                              INVESTMENT POLICIES

                               FINANCIAL SQUARE
                                   TREASURY           FINANCIAL SQUARE
                                 INSTRUMENTS              FEDERAL
                                     FUND                   FUND
------------------------------------------------------------------------

  US Treasury Instruments      []                        []
------------------------------------------------------------------------
  US Government Securities                               []
------------------------------------------------------------------------
                                                         []
                                                    (Does not intend to
  Repurchase Agreements                            invest)
------------------------------------------------------------------------

  Credit Quality            First Tier             First Tier
------------------------------------------------------------------------
                               []                       []
                            Up to 10% of total     Up to 10% of total
                            assets in other        assets in other
  Investment Companies      investment companies   investment companies
------------------------------------------------------------------------

                            Taxable Federal and    Taxable Federal and
                            generally exempt from  generally exempt from
  Summary of Taxation*      state taxation         state taxation
------------------------------------------------------------------------
                                                   Under extraordinary
                                                   circumstances, may
                                                   hold cash, U.S.
                                                   Government Securities
                                                   subject to state
                                                   taxation or cash
  Miscellaneous                                    equivalents

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories and in-vestments.
* See "Taxes" below for an explanation of the tax consequences summarized in the table above.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal, and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Gov-ernment National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Associa-tion), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage As-sociation and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instru-mentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Fund may also invest in separately traded principal and interest compo-nents of securities guaranteed or issued by the U.S. Treasury if such compo-nents are traded independently under the Separate Trading of Registered Inter-est and Principal of Securities program ("STRIPS").

  The Treasury Instruments and Federal Funds invest in Treasury Obligations and certain U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumentalities of the U.S. Government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and the Student Loan Marketing Association.

REPURCHASE AGREEMENTS

  The Federal Fund may only enter into repurchase agreements with primary dealers in U.S. Government Securities. A repurchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security. A Fund's custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, in-cluding accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associ-ated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully con-sider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agree-ments entered into by a Fund will be taxable to its shareholders. In addition, the Federal Fund, together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate bal-ance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settle-ment time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or subcustodian until the settlement date, cash or liquid, high quality debt obligations in an amount sufficient to meet the pur-chase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or for-ward commitment basis with the intention of acquiring securities for its port-folio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Fund's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's assets in securities of any one investment company or more than 10% of its as-sets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Goldman Sachs will not impose a portion of the management fees payable by a Fund (the "Acquiring Fund") with respect to as-sets invested in another money market investment company (the "Acquired Fund") as follows. The amount of the management fees otherwise payable by the Acquir-ing Fund and not imposed by Goldman Sachs will be equal to the amount of man-agement fees indirectly paid by the Acquiring Fund as a shareholder of the Ac-quired Fund. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Acquiring Fund and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  Pursuant to SEC Rule 2a-7 under the Investment Company Act, each Fund may not invest more than 5% of its assets (taken at amortized cost) in the securi-ties of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). Each Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Fund may not make more than one such investment at any time. The Funds may not invest in securities which are Second Tier Securities at the time of purchase. Immediately after the acquisition of any put by a Fund, not more than 5% of such Fund's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation will not apply to the is-suer of unconditional puts if the Fund does not have more than 10% of its to-tal assets invested in securities issued by or subject to unconditional puts from such issuer. The foregoing requirements of Rule 2a-7 are more restrictive than the fundamental policy set forth in the Additional Statement. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees.

  INVESTMENT RESTRICTIONS. Each Fund is subject to certain investment restric-tions that are described in detail under "Investment Restrictions" in the Ad-ditional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of its net assets in illiquid investments, which include fixed time deposits maturing in more than seven days and restricted securities. Re-stricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific re-stricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will carefully monitor each Fund's invest-ments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment prac-tice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Fund may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Fund (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, acts as investment adviser to the Funds. Goldman Sachs reg-istered as an investment adviser in 1981. As of October 30, 1996, Goldman Sachs, together with its affiliates, acted as investment adviser, administra-tor or distributor for approximately $89 billion in assets.

  As of November  , 1996, Goldman Sachs and its consolidated subsidiaries had
assets of approximately $   billion and partners' capital of $   billion and
ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major player among investment banking and brokerage firms providing a broad range of fi-nancing and investing services both in the United States and abroad.

  Pursuant to an SEC order, each Fund, may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under its Investment Advisory Agreement with the Trust, GSAM continually manages the portfolio of each Fund, including the purchase, retention and dis-position of its securities and other assets. In addition, GSAM administers the Funds' business affairs and performs various shareholder servicing functions to the extent not provided by other organizations. The management of each Fund is subject to the supervision of the Board of Trustees and each Fund's invest-ment policies. For these services, the Trust, on behalf of each Fund, pays GSAM a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                               APPROXIMATE
                                               ANNUAL RATE
                                               -----------
   Financial Square Treasury Instruments Fund      .205%
   Financial Square Federal Fund                   .205%

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, manage-ment fees, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) on an annualized basis to .01% of the average daily net assets of the Fund. In addition, with respect to the Federal and Treasury Instruments Funds, GSAM has voluntarily agreed not to impose all or a portion of its advisory fee and/or to reduce or otherwise limit each Fund's annual total operating expenses (excluding fees payable to Service Organiza-tions, as defined herein) to .18% and .18%, respectively, of average daily net assets. GSAM has no current intention to but may in the fu-ture discontinue or modify any of such limitations at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of shares of each Fund upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Fund.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds in order to increase the assets of the Funds. In-creasing the Funds' assets may enhance investment flexibility and diversifica-tion. Goldman Sachs reserves the right to redeem at any time some or all of the Fund shares acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Funds and other shareholders in deciding whether to redeem its shares.

                                     TAXES

  Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Fund must satisfy certain re-quirements relating to the sources of its income, diversification of its as-sets and distribution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. These tax consequences will apply to taxable distributions of a Fund (includ-ing a Fund that also pays exempt-interest dividends, as described below) re-gardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Funds in January of a given year will be taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal in-come tax purposes, including any distributions that may constitute a return of capital.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Funds.

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possi-bly local income and/or intangible property) tax exemption is generally avail-able to the extent a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per share for each class of shares of each Fund is calculated by determining the amount of net assets attributable to each class of shares and dividing by the number of shares for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion (PSA) recommends that the securities market close early, the Treasury In-struments and Federal Funds will cease, and each other Fund reserves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities market close. On days any Fund closes early, purchase and redemption orders received after the PSA recommended closing time will be credited for the next Business Day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permit-ted by the SEC.

  Each Fund's portfolio securities are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.

                               YIELD INFORMATION

  From time to time, each Fund may advertise its yield and effective yield. The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertise-ment). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Funds may each also quote tax-equivalent yield. Each Fund's tax-equiva-lent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

  Investors should note that the investment results of a Fund are based on historical performance and will fluctuate over time. Any presentation of a Fund's yield or effective yield for any prior period should not be considered a representation of what an investment may earn or what a Fund's yield or effective yield may be in any future period.

  Yield, effective yield and tax-equivalent yield will be calculated sepa-rately for each class of shares in existence. Because each such class of shares is subject to different expenses, the net yield of such classes of a Fund for the same period may differ. See "Organization and Shares of the Funds" below.

                     ORGANIZATION AND SHARES OF THE FUNDS

  The Trust was formed as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1978. It is anticipated that each series of the Trust, including the Federal and Treasury Instruments Funds, will be reor-ganized on April 30, 1997, or as soon thereafter as practicable, into newly established series of a Delaware Business Trust (the "Delaware Trust"). The Trustees of the Trust will also serve as Trustees of the Delaware Trust and the investment objectives, restrictions and policies and fees of the series of the Delaware Trust will be identical to those of the corresponding Fund. The initial shareholder of the Federal and Treasury Instruments Funds has approved the reorganization of such Funds into series of the Delaware Trust. In the event that the shareholders of the other series of the Trust do not approve reorganizations into the Delaware Trust, the Federal and Treasury Instrument Funds may not be reorganized into the Delaware Trust. The Trustees of the Trust are responsible for the overall management and supervision of its af-fairs. The Declaration of Trust of both the Trust and the Delaware Trust au-thorizes the Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Trustees have authorized the issuance of four classes of shares of each of the Funds, which are: FST Shares, FST Admin-istration Shares, FST Service Shares and FST Preferred Shares. (Institutions that provide services to holders of FST Preferred Shares, FST Administration Shares or FST Service Shares are referred to in this Prospectus as "Service Organizations").

  When issued, units are fully paid and nonassessable by the Trust or the Del-aware Trust. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  Shares of a Fund will be voted separately by Fund with respect to matters pertaining to that Fund except for the election of Trustees and ratification of independent accountants. For example, shareholders of each Fund are re-quired to approve the adoption of any investment advisory agreement relating to that Fund and any changes in fundamental investment restrictions or poli-cies of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund.

  Neither the Trust nor the Delaware Trust intend to hold annual shareholder meetings, although special meetings may be called for such purposes as elect-ing or removing Trustees, complying with a requirement of the Investment Com-pany Act, or such other purposes as are set forth above. Each of the Trust and the Delaware Trust will facilitate shareholder communication as required and in the manner prescribed by Section 16(c) of the Investment Company Act.

                                ADMINISTRATION

  Each Fund has adopted a Preferred Administration Plan with respect to the FST Preferred Shares which authorizes it to compensate Service Organizations for providing account administration services to their customers who are bene-ficial owners of such Shares. Each Fund will enter into agreements with Serv-ice Organizations which purchase FST Preferred Shares on behalf of their cus-tomers ("Service Agreements"). The Service Agreements will provide for compen-sation to the Service Organization in an amount up to .10 of 1% (on an annualized basis) of the average daily net asset value of the FST Preferred Shares of that Fund attributable to or held in the name of the Service Organi-zation for its customers. The services provided by a Service Organization may include acting, directly or through an agent, as the sole shareholder of rec-ord, maintaining account records for its customers and processing orders to purchase, redeem and exchange FST Preferred Shares for its customers.

  Holders of FST Preferred Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of FST Preferred Shares in con-nection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Fund.

  All inquiries of beneficial owners of FST Preferred Shares of the Funds should be directed to such owners' Service Organization.

                              PURCHASE OF SHARES

  It is expected that all direct purchasers of FST Preferred Shares will be Service Organizations or their nominees, which may purchase FST Preferred Shares of the Funds through Goldman Sachs. Customers of Service Organizations may invest in such Shares only through their Service Organizations.

  As set forth below, FST Preferred Shares of the Funds may be purchased on any Business Day at the net asset value next determined after receipt from the Service Organization of both the purchase order and the purchase price in Fed-eral Funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring Federal Funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as subcustodian for State Street Bank and Trust Company ("State Street").

  Purchases of FST Preferred Shares may also be made by a Service Organization by delivering a Federal Reserve draft or check payable to the appropriate Fund and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to Federal Funds on the day of receipt and that checks will be converted to Fed-eral Funds within two Business Days after receipt. FST Preferred Shares pur-chased by check may not be redeemed until the check has cleared, as described under "Redemption of Shares".

  Purchases of shares of any Fund may also be made through an Automated Clear-ing House ("ACH") transfer to Goldman Sachs Money Market Trust c/o North-ern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the purchase price in Federal Funds. It is expected that ACH transfers will ordinarily be converted to Federal Funds on the Business Day following receipt of the ACH transfer.

-------------------------------------------------------------------------------

  FST Preferred Shares of each Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Preferred Shares purchased as follows:

       IF ORDER IS RECEIVED FROM A
                 SERVICE
      ORGANIZATION BY GOLDMAN SACHS                                    DIVIDENDS BEGIN
      -----------------------------                                   -----------------
         By:      3:00 p.m.-N.Y. time                                 Same Business Day
---------------------------------------------------------------------------------------
      After:      3:00 p.m.-N.Y. time                                 Next Business Day
---------------------------------------------------------------------------------------

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and Federal Funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and Federal Funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  FST Preferred Shares of the Funds are purchased at the net asset value per share without the imposition of a sales charge. Goldman Sachs, as each Fund's transfer agent, will maintain a complete record of transactions and FST Pre-ferred Shares held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

  Goldman Sachs may, at its own expense, provide compensation to certain deal-ers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to 25% of the annual fees that are earned by GSAM as investment adviser to such Fund (after adjustments) and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from assets of Goldman Sachs or its affiliates.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The minimum requirement for investing in a Fund is $50 million ($10 million if an investor satisfies the minimum initial investment in any other Fund). The Trust and Goldman Sachs each reserves the right to waive the minimum in-vestment requirement. A Service Organization may impose a minimum amount for initial and subsequent investments in FST Preferred Shares of the Funds, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such re-quirements and charges. A Service Organization may purchase FST Preferred Shares in connection with sweep account programs.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional FST Preferred Shares should be accompanied by in-formation identifying the account in which FST Preferred Shares are to be pur-chased.

                            REPORTS TO SHAREHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semiannual report to record holders of FST Preferred Shares of each Fund, including Service Organizations who hold such Shares for the bene-fit of their customers. Upon request, a printed confirmation for each transac-tion will be provided by Goldman Sachs. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to shareholders of record. The Service Organizations, as record holders of FST Preferred Shares, will be responsible for providing similar services to their own customers who are the beneficial owners of such Shares.

                                 DISTRIBUTIONS

  All or substantially all of each Fund's net investment income will be de-clared daily (as of 4:00 p.m. New York time) as a dividend and distributed to Service Organizations, as record owners of FST Preferred Shares, monthly. Dis-tributions will be made in additional FST Preferred Shares of the same Fund or, at the election of a Service Organization, in cash. The election to rein-vest dividends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be rein-vested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in ac-cordance with the requirements of the Code and may be reflected in the Fund's daily distributions. Each Fund may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distri-butions, a portion of any net capital gains realized on the disposition of se-curities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the net asset value of the Fund, they are not ex-pected to be of an amount which would affect the Fund's net asset value of $1.00 per share.

  A Fund's net investment income consists of the excess of (i) accrued inter-est or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Fund from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Fund, in-cluding a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  FST Preferred Shares of each Fund may be exchanged by Service Organizations for FST Preferred Shares of any other Financial Square Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone exchanges must be regis-tered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Shares" to confirm that such instructions are genuine. Ex-changes are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                             REDEMPTION OF SHARES

HOW TO REDEEM

  Customers of Service Organizations may redeem FST Preferred Shares of a Fund through their respective Service Organizations. The Service Organizations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption re-quests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization as the record holder of FST Preferred Shares may then redeem such Shares without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request redemptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by tel-ephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the record holder of FST Preferred Shares. The payment of redemption proceeds for FST Preferred Shares recently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of FST Preferred Shares.

           REDEMPTION REQUEST            REDEMPTION
        RECEIVED FROM A SERVICE           PROCEEDS
     ORGANIZATION BY GOLDMAN SACHS       ORDINARILY            DIVIDENDS
   ------------------------------------  ----------      ---------------------
      By:     3:00 p.m.-N.Y. time        Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
-------------------------------------------------------------------------------
   After:     3:00 p.m.-N.Y. time        Wired Next          Earned on Day
                                          Business        request is received
                                             Day
-------------------------------------------------------------------------------

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the Service Organization's bank account desig-nated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after re-ceipt of the Service Organization's properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been ini-tiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any fur-ther responsibility for the performance of intermediaries or the FST Preferred Shareholder's Service Organization in the transfer process. If a problem with such performance arises, the FST Preferred Shareholder should deal directly with such intermediaries or Service Organization.

OTHER REDEMPTION INFORMATION

  A minimum account balance of $50 million in a Fund ($10 million if an in-vestor satisfies the minimum initial investment in any other Fund) is required to remain an FST Preferred Shareholder. A Fund may redeem all of the FST Pre-ferred Shares of any FST Preferred Shareholder whose account in that Fund has a net asset value which is less than the minimum described above. The Trust will give sixty (60) days' prior written notice to such Shareholders whose FST Preferred Shares are being redeemed to allow them to purchase sufficient addi-tional FST Preferred Shares of the Fund to avoid such redemption.

                               ----------------

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GOLDMAN SACHS MONEY MARKET TRUST
FST PREFERRED SHARES
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder and Fund Expenses..............................................   2
An Introduction to the Funds...............................................   4
Investment Policies........................................................   5
Description of Securities and Investment Techniques........................   5
Investment Limitations.....................................................   7
Management.................................................................   8
Taxes......................................................................   9
Net Asset Value............................................................  10
Yield Information..........................................................  10
Organization and Shares of the Funds.......................................  11
Administration.............................................................  12
Purchase of Shares.........................................................  12
Reports to Shareholders....................................................  14
Distributions..............................................................  14
Exchanges..................................................................  14
Redemption of Shares.......................................................  15


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                       GOLDMAN SACHS MONEY MARKET TRUST
                            FINANCIAL SQUARE FUNDS
                  FINANCIAL SQUARE TREASURY INSTRUMENTS FUND
                         FINANCIAL SQUARE FEDERAL FUND
                             FST PREFERRED SHARES


                                  -----------

                                  PROSPECTUS

                                  -----------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.

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